                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                             July 20, 2005
                             -------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated July 19, 2005



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On July 19, 2005 Westamerica Bancorporation announced their quarterly earnings for the second quarter of 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    DENNIS R. HANSEN
------------------------------------
Dennis R. Hansen
Senior Vice President and Controller
July 20, 2005

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-16
                         July 19, 2005

FOR IMMEDIATE RELEASE


July 19, 2005




WESTAMERICA BANCORPORATION REPORTS RECORD $27.9 MILLION QUARTERLY EARNINGS

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported record quarterly net income for the second quarter of 2005 of $27.9 million, or $0.84 diluted earnings per share, compared to net income of $24.6 million, or $0.76 diluted earnings per share for the second quarter of 2004. Second quarter 2005 results include a property sale gain, which increased diluted earnings per share $0.03. Return on assets was
2.17 percent and return on equity was 26.0 percent for the second quarter of 2005. The second quarter of 2005 represents the first full quarter of operations following the March 1, 2005 acquisition of Redwood Empire Bancorp.

"Non-interest revenue growth following the Redwood acquisition is diversifying our revenues. Merchant credit card income increased $1.1 million during the second quarter of 2005 compared to the first quarter, and deposit service charges increased $615 thousand. The integration of Redwood's systems and branches is complete, and our retention of Redwood employees and customers is ahead of our expectations," said Chairman, President and CEO David Payne. "We are proud to be growing diluted earnings per share and delivering 26 percent return on equity for our shareholders," Payne added.

Net interest income on a taxable equivalent basis was $57.0 million for the second quarter of 2005, $2.7 million higher than the $54.3 million reported for the second quarter of 2004. The increased net interest income is attributable to a higher earning asset base, offset in part by a reduced net interest margin. Average earning assets were $542 million higher in the second quarter 2005 compared to the year ago quarter, primarily due to the Redwood Empire Bancorp acquisition. The second quarter 2005 net interest margin on a taxable equivalent basis was 4.84 percent, compared to 4.90 percent for the prior quarter and 5.21 percent for the second quarter of 2004. The reduced net interest margin primarily resulted from time deposit and wholesale funding costs rising more than earning asset yields.

The provision for loan losses was $300 thousand for the second quarter of 2005 unchanged from the prior quarter and down from $750 thousand for the second quarter of 2004. Net charge-offs for the second quarter of 2005 totaled $297 thousand, or 0.04 percent (annualized) of average loans compared to 0.11 percent (annualized) of average loans for the second quarter of 2004. Non-performing loans and repossessed loan collateral at June 30, 2005 totaled $7.8 million, down from $8.4 million at March 31, 2005.

Noninterest income for the second quarter of 2005 was $15.5 million, compared to $7.2 million for the previous quarter and $11.7 million for the second quarter of 2004. Of the $8.3 million increase over the first quarter:

 * $1.8 million is attributable to higher operating revenues, including merchant credit card income primarily from the acquired Redwood Empire Bancorp ($1.1 million increase), higher service charges on deposit accounts primarily due to the higher post-acquisition deposit base ($615 thousand increase), and higher debit card income ($114 thousand increase).

 * $1.3 million is attributable to the property sale gain in the second quarter 2005, and

 * $4.9 million is attributable to securities losses realized in the first quarter to manage the Company's interest rate risk position taking into consideration the acquisition of Redwood Empire Bancorp.

The $3.8 million increase in noninterest income over the second quarter 2004 is attributable to higher revenues from merchant credit card income ($1.5 million increase), higher service charges on deposit accounts ($182 thousand increase), higher debit card income ($173 thousand increase), and the property sale gain ($1.3 million).

Noninterest expense for the second quarter of 2005 totaled $26.8 million, increased from $25.1 million for the first quarter, and up from $25.0 million for the second quarter of 2004. Comparing the second quarter of 2005 to the first quarter, higher personnel costs, amortization of intangible assets, and occupancy and equipment expense were offset in part by lower professional fees. Comparing the second quarter of 2005 to the second quarter of 2004, the increase in noninterest expense was primarily due to higher personnel costs, amortization of intangible assets, and occupancy and equipment expense. The second quarter 2005 efficiency ratio (expenses divided by revenues) was 36.9 percent, compared to 40.4 percent for the prior quarter and 37.9 percent for the second quarter of 2004.

Shareholders' equity at June 30, 2005 was $440 million, slightly increased from $438 million at March 31, 2005. The Company's total regulatory capital ratio increased to 10.4 percent at June 30, 2005 from 10.3 percent at March 31, 2005; both measurements exceed the "well-capitalized" level of 10 percent under regulatory requirements.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 89 branches throughout 22 Northern and Central California counties. At June 30, 2005, the Company's total assets and total loans outstanding were $5.2 billion and $2.7 billion, respectively.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:

Westamerica Bancorporation
Robert A. Thorson  -  SVP & Treasurer
	707-863-6840

FORWARD-LOOKING INFORMATION:

   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended March 31, 2005 and Form 10-K for the year ended December 31, 2004, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations.
Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, the combination of the former Redwood Empire Bancorp and other mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                    #####

WESTAMERICA BANCORPORATION           Public Information July 19, 2005
FINANCIAL HIGHLIGHTS
June 30, 2005

1. Net Income Summary.


                                     (dollars in thousands except per-share data)
                                                            Q2'05 /              Q2'05 /                        6/30'05YTD/
                                        Q2'05      Q2'04     Q2'04     Q1'05      Q1'05   6/30'05YTD 6/30'04YTD  6/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Net Interest Income (Fully        $57,023    $54,271      5.1%   $55,019        3.6%  $112,043   $108,877         2.9%
        Taxable Equivalent)
   2. Loan Loss Provision                   300        750    -60.0%       300        0.0%       600      1,500       -60.0%
   3. Noninterest Income:
   4.   Investment Securities                 0        395      n/m     (4,903)      n/m      (4,903)     2,183        n/m
          (Loss/Impairment) Gains
   5.   Loss on Extinguishment                0       (390)     n/m          0       n/m           0     (2,204)       n/m
          of Debt
   6.   Other                            15,479     11,656     32.8%    12,098       27.9%    27,577     22,547        22.3%
                                     -----------------------        ------------          -----------------------
   7. Total Noninterest Income           15,479     11,661     32.7%     7,195      115.1%    22,674     22,526         0.7%
                                     -----------------------        ------------          -----------------------
   8. Noninterest Expense                26,757     24,990      7.1%    25,140        6.4%    51,898     49,982         3.8%
   9. Income Tax Provision (FTE)         17,531     15,548     12.8%    14,041       24.9%    31,571     30,963         2.0%
                                     -----------------------        ------------          -----------------------
   10.Net Income                        $27,914    $24,644     13.3%   $22,733       22.8%   $50,648    $48,958         3.5%
                                     =======================        ============          =======================

   11.Average Shares Outstanding         32,759     31,760      3.1%    32,022        2.3%    32,393     31,906         1.5%
   12.Diluted Average Shares             33,364     32,343      3.2%    32,680        2.1%    33,024     32,502         1.6%
         Outstanding
   13.Operating Ratios:
   14.  Basic Earnings Per Share          $0.85      $0.78      9.8%     $0.71       20.0%     $1.56      $1.53         1.9%
   15.  Diluted Earnings Per Share         0.84       0.76      9.8%      0.70       20.3%      1.53       1.51         1.8%
   16.  Return On Assets                   2.17%      2.21%               1.90%                 2.04%      2.20%
   17.  Return On Equity                   26.0%      31.1%               24.7%                 25.4%      30.8%
   18.  Net Interest Margin (FTE)          4.84%      5.21%               4.90%                 4.87%      5.24%
   19.  Efficiency Ratio (FTE)             36.9%      37.9%               40.4%                 38.5%      38.0%

   20.Dividends Paid Per Share            $0.30      $0.28      7.1%     $0.30        0.0%     $0.60      $0.54        11.1%
   21.Dividend Payout Ratio                  36%        37%                 43%                   39%        36%



2. Net Interest Income.


                                     (dollars in thousands)
                                                            Q2'05 /              Q2'05 /                        6/30'05YTD/
                                        Q2'05      Q2'04     Q2'04     Q1'05      Q1'05   6/30'05YTD 6/30'04YTD  6/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income (FTE)     $67,769    $58,868     15.1%   $63,376        6.9%  $131,145   $118,988        10.2%
   2. Interest Expense                   10,746      4,597    133.8%     8,357       28.6%    19,102     10,111        88.9%
                                     -----------------------        ------------          -----------------------
   3. Net Interest Income (FTE)         $57,023    $54,271      5.1%   $55,019        3.6%  $112,043   $108,877         2.9%
                                     =======================        ============          =======================

   4. Average Earning Assets         $4,719,635 $4,177,358     13.0%$4,518,930        4.4%$4,619,282 $4,167,210        10.8%
   5. Average Interest-Bearing        3,304,766  2,868,615     15.2% 3,132,418        5.5% 3,218,592  2,874,585        12.0%
         Liabilities
   6. Yield on Earning Assets (FTE)        5.75%      5.65%               5.65%                 5.70%      5.73%
   7. Cost of Funds                        0.91%      0.44%               0.75%                 0.83%      0.49%
   8. Net Interest Margin (FTE)            4.84%      5.21%               4.90%                 4.87%      5.24%
   9. Interest Expense/Interest-           1.30%      0.64%               1.08%                 1.19%      0.70%
         Bearing Liabilities
   10.Net Interest Spread (FTE)            4.45%      5.01%               4.57%                 4.51%      5.03%


WESTAMERICA BANCORPORATION           Public Information July 19, 2005

3. Loans & Other Earning Assets.


                                     (average volume, dollars in thousands)
                                                            Q2'05 /              Q2'05 /                        6/30'05YTD/
                                        Q2'05      Q2'04     Q2'04     Q1'05      Q1'05   6/30'05YTD 6/30'04YTD  6/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Assets                   $5,170,029 $4,482,261     15.3%$4,864,633        6.3%$5,017,331 $4,466,967        12.3%
   2. Total Earning Assets            4,719,635  4,177,358     13.0% 4,518,930        4.4% 4,619,282  4,167,210        10.8%
   3. Total Loans                     2,670,662  2,268,989     17.7% 2,374,710       12.5% 2,522,686  2,275,444        10.9%
   4.   Commercial Loans                724,681    623,688     16.2%   642,461       12.8%   683,571    619,899        10.3%
   5.   Commercial Real Estate Loans    956,931    779,408     22.8%   809,807       18.2%   883,369    792,414        11.5%
   6.   Consumer Loans                  989,050    865,893     14.2%   922,442        7.2%   955,746    863,131        10.7%
   7. Total Investment Securities     2,048,973  1,908,369      7.4% 2,144,220       -4.4% 2,096,596  1,891,766        10.8%
   8.   Available For Sale              710,960  1,092,295    -34.9%   854,585      -16.8%   782,376  1,227,373       -36.3%
           (Market Value)
   9.   Held To Maturity              1,338,013    816,074     64.0% 1,289,635        3.8% 1,314,220    664,393        97.8%
   10.      HTM Unrealized (Loss)         8,529    (11,265)     n/m    (13,664)       n/m      8,529    (11,265)        n/m
               Gain at Period-End
   11.Loans / Deposits                     68.4%      65.0%               63.9%                 66.2%      65.7%



4. Deposits &  Other Interest-Bearing Liabilities.


                                     (average volume, dollars in thousands)
                                                            Q2'05 /              Q2'05 /                        6/30'05YTD/
                                        Q2'05      Q2'04     Q2'04     Q1'05      Q1'05   6/30'05YTD 6/30'04YTD  6/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Deposits                 $3,906,875 $3,489,250     12.0%$3,716,554        5.1%$3,811,714 $3,463,399        10.1%
   2.   Noninterest Demand            1,387,984  1,256,128     10.5% 1,314,485        5.6% 1,351,234  1,232,714         9.6%
   3.   Interest-Bearing Transaction    633,645    574,854     10.2%   610,152        3.9%   621,899    569,778         9.1%
   4.   Savings                       1,130,024  1,044,943      8.1% 1,114,421        1.4% 1,122,223  1,042,720         7.6%
   5.   Other Time >$100K               448,104    339,773     31.9%   406,034       10.4%   427,069    340,088        25.6%
   6.   Other Time < $100K              307,118    273,552     12.3%   271,462       13.1%   289,289    278,099         4.0%
   7. Total Short-Term Borrowings       745,499    614,065     21.4%   703,468        6.0%   724,483    573,612        26.3%
   8.   Fed Funds Purchased             585,205    323,953     80.6%   551,080        6.2%   568,143    361,514        57.2%
   9.   Other Short-Term Funds          160,294    290,112    -44.7%   152,388        5.2%   156,340    212,098       -26.3%
   10.FHLB Debt                               0          0      n/m          0       n/m           0     48,306         n/m
   11.Long-Term Debt                     40,376     21,428     88.4%    26,881       50.2%    33,629     21,982        53.0%
   12.Shareholders' Equity              430,796    318,560     35.2%   373,627       15.3%   402,212    319,475        25.9%

   13.Demand Deposits / Total Deposits     35.5%      36.0%               35.4%                 35.4%      35.6%

   14.Transaction & Savings Deposits       80.7%      82.4%               81.8%                 81.2%      82.2%
         / Total Deposits


WESTAMERICA BANCORPORATION           Public Information July 19, 2005

5. Interest Yields Earned & Rates Paid.


                                     (dollars in thousands)
                                                   Q2'05                                     Q2'04
                                     -------------------------------   Q1'05   ---------------------------------    2004
                                       Average    Income/   Yield/    Yield/     Average    Income/    Yield/      Yield/
                                       Volume     Expense    Rate      Rate      Volume     Expense     Rate        Rate
                                     ---------------------------------------------------------------------------------------
   1. Interest Income Earned to:
   2.   Total Earning Assets (FTE)   $4,719,635    $67,769     5.75%      5.65%$4,177,358    $58,868       5.65%       5.64%
   3.   Total Loans (FTE)             2,670,662     41,347     6.21%      6.21% 2,268,989     34,771       6.16%       6.14%
   4.     Commercial Loans (FTE)        724,681     12,498     6.88%      6.66%   623,688      9,337       6.00%       6.09%
   5.     Commercial Real Estate Loans  956,931     16,905     7.09%      7.39%   779,408     14,709       7.57%       7.45%
   6.     Consumer Loans                989,050     11,944     4.90%      4.82%   865,893     10,725       5.02%       5.07%
   7.   Total Investment              2,048,973     26,422     5.16%      5.04% 1,908,369     24,097       5.05%       5.07%
          Securities (FTE)
   8. Interest Expense Paid to:
   9.   Total Earning Assets          4,719,635     10,746     0.91%      0.75% 4,177,358      4,597       0.44%       0.50%
   10.  Total Interest-Bearing        3,304,766     10,746     1.30%      1.08% 2,868,615      4,597       0.64%       0.73%
           Liabilities
   11.  Total Interest-Bearing        2,518,891      5,454     0.87%      0.74% 2,233,122      2,994       0.54%       0.57%
           Deposits
   12.     Interest-Bearing             633,645        340     0.22%      0.17%   574,854        124       0.09%       0.11%
              Transaction
   13.    Savings                     1,130,024        970     0.34%      0.31% 1,044,943        992       0.38%       0.36%
   14.    Other Time < $100K            307,118      1,542     2.01%      1.85%   273,552        956       1.41%       1.49%
   15.    Other Time >$100K             448,104      2,602     2.33%      1.99%   339,773        922       1.08%       1.27%
   16.  Total Short-Term Borrowings     745,499      4,655     2.47%      2.03%   614,065      1,285       0.83%       1.06%
   17.    Fed Funds Purchased           585,205      4,379     2.96%      2.47%   323,953        828       1.01%       1.38%
   18.    Other Short-Term Funds        160,294        276     0.69%      0.43%   290,112        457       0.62%       0.45%
   19.  FHLB Debt                             0          0     0.00%      0.00%         0          2       0.00%       3.65%
   20.  Long-Term Debt                   40,376        637     6.31%      6.40%    21,428        316       5.90%       5.91%

   21.Net Interest Income and                      $57,023     4.84%      4.90%              $54,271       5.21%       5.14%
         Margin (FTE)



6. Noninterest Income.


                                     (dollars in thousands)
                                                            Q2'05 /              Q2'05 /                        6/30'05YTD/
                                        Q2'05      Q2'04     Q2'04     Q1'05      Q1'05   6/30'05YTD 6/30'04YTD  6/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Service Charges on Deposit         $7,542     $7,360      2.5%    $6,927        8.9%   $14,469    $14,228         1.7%
         Accounts
   2. Merchant Credit Card Income         2,417        909    165.9%     1,298       86.2%     3,715      1,735       114.1%
   3. ATM Fees & Interchange                709        643     10.3%       624       13.6%     1,333      1,226         8.7%
   4. Debit Card Fees                       811        638     27.1%       697       16.4%     1,509      1,187        27.1%
   5. Financial Services Fees               339        360     -5.8%       279       21.5%       619        547        13.2%
   6. Mortgage Banking Income                67        131    -48.9%       100      -33.0%       168        263       -36.1%
   7. Trust Fees                            309        258     19.8%       273       13.2%       583        508        14.8%
   8. Other Income                        3,285      1,357    142.1%     1,900       72.9%     5,181      2,853        81.6%
                                     -----------------------        ------------          -----------------------
   9.     Sub-total                      15,479     11,656     32.8%    12,098       27.9%    27,577     22,547        22.3%
   10.Investment Securities                   0        395      n/m     (4,903)      n/m      (4,903)     2,183         n/m
         Gains (Losses)
   11.Loss on Extinguishment                  0       (390)     n/m          0       n/m           0     (2,204)        n/m
         Debt
                                     -----------------------        ------------          -----------------------
   12.Total Noninterest Income          $15,479    $11,661     32.7%    $7,195      115.1%   $22,674    $22,526         0.7%
                                     =======================        ============          =======================
   13.Operating Ratios:
   14.   Total Revenue (FTE)            $72,502    $65,932     10.0%   $62,214       16.5%  $134,717   $131,403         2.5%
   15.   Noninterest Income /              21.3%      17.7%               11.6%                 16.8%      17.1%
            Revenue (FTE)
   16.   Service Charges / Deposits        0.77%      0.85%               0.76%                 0.77%      0.83%
            (annualized)
   17.   Total Revenue Per Share          $8.88      $8.35      6.3%     $7.88       12.7%     $8.39      $8.28         1.3%
            (annualized)


WESTAMERICA BANCORPORATION           Public Information July 19, 2005

7. Noninterest Expense.


                                     (dollars in thousands)
                                                            Q2'05 /              Q2'05 /                        6/30'05YTD/
                                        Q2'05      Q2'04     Q2'04     Q1'05      Q1'05   6/30'05YTD 6/30'04YTD  6/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Salaries & Benefits               $13,624    $13,332      2.2%   $13,160        3.5%   $26,784    $26,858        -0.3%
   2. Occupancy                           3,230      2,944      9.7%     2,952        9.4%     6,181      5,892         4.9%
   3. Equipment                           1,313      1,273      3.1%     1,230        6.7%     2,544      2,435         4.5%
   4. Data Processing                     1,539      1,521      1.2%     1,548       -0.6%     3,087      3,038         1.6%
   5. Courier                               964        888      8.6%       926        4.1%     1,890      1,772         6.7%
   6. Postage                               376        364      3.3%       422      -10.9%       797        758         5.1%
   7. Telephone                             553        535      3.4%       528        4.7%     1,081      1,107        -2.3%
   8. Professional Fees                     604        511     18.2%       720      -16.1%     1,324        921        43.8%
   9. Stationery & Supplies                 304        309     -1.6%       348      -12.6%       652        597         9.2%
   10.Loan Expense                          232        295    -21.4%       204       13.7%       436        550       -20.7%
   11.Merchant Card Expense                 263        268     -1.9%       258        1.9%       520        541        -3.9%
   12.Operational Losses                    200        238    -16.0%       190        5.3%       390        481       -18.9%
   13.Amortization of Identifiable        1,092        136      n/m        405        n/m      1,497        272         n/m
         Intangibles
   14.Other Operating                     2,463      2,376      3.7%     2,249        9.5%     4,715      4,760        -0.9%
                                     -----------------------        ------------          -----------------------
   15.Total Noninterest Expense         $26,757    $24,990      7.1%   $25,140        6.4%   $51,898    $49,982         3.8%
                                     =======================        ============          =======================

   16.Full Time Equivalent Staff            974        995     -2.1%       963        1.1%       969        998        -2.9%
   17.Average Assets /  Full Time        $5,308     $4,505     17.8%    $5,052        5.1%    $5,178     $4,476        15.7%
         Equivalent Staff
   18.Operating Ratios:
   19.   FTE Revenue / Full Time           $299       $267     12.0%      $262       14.0%      $280       $265         5.9%
            Equivalent Staff (annualized)
   20.   Noninterest Expense /             2.27%      2.41%               2.26%                 2.27%      2.41%
            Earning Assets (annualized)
   21.   Noninterest Expense /             36.9%      37.9%               40.4%                 38.5%      38.0%
            Revenues


WESTAMERICA BANCORPORATION           Public Information July 19, 2005

8. Loan Loss Provision.


                                     (dollars in thousands)
                                                            Q2'05 /              Q2'05 /                        6/30'05YTD/
                                        Q2'05      Q2'04     Q2'04     Q1'05      Q1'05   6/30'05YTD 6/30'04YTD  6/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Loan Loss Provision                  $300       $750    -60.0%      $300        0.0%      $600     $1,500       -60.0%
   2. Gross Loan Losses                     754      1,324    -43.1%       599       25.9%     1,353      2,882       -53.1%
   3. Net Loan (Recoveries) Losses          297        636    -53.3%      (194)       n/m        103      1,461       -93.0%
   4. Recoveries/Gross Losses                61%        52%                132%                   92%        49%
   5. Average Total Loans            $2,670,662 $2,268,989     17.7%$2,374,710       12.5%$2,522,686 $2,275,444        10.9%
   6. Net Loan (Recoveries) Losses /       0.04%      0.11%              -0.03%                 0.01%      0.13%
         Loans (annualized)
   7. Loan Loss Provision / Loans          0.05%      0.13%               0.05%                 0.05%      0.13%
         (annualized)
   8. Loan Loss Provision /               101.0%     117.9%             -154.6%                582.5%     102.7%
         Net Loan Losses (Recoveries)



9. Credit Quality.


                                     (dollars in thousands)
                                                           6/30/05 /            6/30/05 /
                                       6/30/05    6/30/04   6/30/04   3/31/05    3/31/05   12/31/04    9/30/04    3/31/04
                                     ---------------------------------------------------------------------------------------
   1. Nonperforming Nonaccrual Loans     $1,560     $4,695    -66.8%    $1,766      -11.7%    $2,970     $3,996      $5,045
   2. Performing Nonaccrual Loans         6,072      2,233    171.9%     6,550       -7.3%     4,071      2,777       2,212
                                     -----------------------        ------------          ----------------------------------
   3. Total Nonaccrual Loans              7,632      6,928     10.2%     8,316       -8.2%     7,041      6,773       7,257
   4. Accruing Loans 90+ Days                84        202    -58.4%       107           n        10        182         190
         Past Due                    -----------------------        ------------          ----------------------------------
   5. Total Nonperforming Loans           7,716      7,130      8.2%     8,423       -8.4%     7,051      6,955       7,447
   6. Repossessed Collateral                 40          0      n/m          0        n/m          0          0          80
                                     -----------------------        ------------          ----------------------------------
   7. Total Nonperforming Loans &
   8.     Repossessed Collateral         $7,756     $7,130      8.8%    $8,423       -7.9%    $7,051     $6,955      $7,527
                                     =======================        ============          ==================================

   9. Classified Loans                  $37,615    $21,495     75.0%   $35,258        6.7%   $19,225    $20,868     $22,965
                                     =======================        ============          ==================================

   10.Allowance for Loan Losses         $59,862    $53,949     11.0%   $59,859        0.0%   $54,152    $54,388     $53,834
   11.Total Loans Outstanding         2,687,566  2,319,255     15.9% 2,708,052       -0.8% 2,300,230  2,301,991   2,322,881
   12.Total Assets                    5,191,093  4,611,811     12.6% 5,192,111       -0.0% 4,737,268  4,636,071   4,424,816

   13.Allowance for Loan Losses /          2.23%      2.33%               2.21%                 2.35%      2.36%       2.32%
         Total Loans
   14.Nonperforming Loans /                0.29%      0.31%               0.31%                 0.31%      0.30%       0.32%
         Total Loans
   15.Nonperforming Loans & Repossessed
   16.    Assets/Total Assets              0.15%      0.15%               0.16%                 0.15%      0.15%       0.17%
   17.Allowance/Nonperforming Loans         776%       757%                711%                  768%       782%        723%
   18.Allowance for Loan Losses /           159%       251%                170%                  282%       261%        234%
         Classified Loans
   19.Classified Loans /
   20.  (Equity + Allowance for             7.5%       5.6%                7.1%                  4.7%       5.1%        5.9%
           Loan Losses)


WESTAMERICA BANCORPORATION           Public Information July 19, 2005

10.Capital.


                                     (dollars in thousands, except per-share amounts)
                                                           6/30/05 /            6/30/05 /
                                       6/30/05    6/30/04   6/30/04   3/31/05    3/31/05   12/31/04    9/30/04    3/31/04
                                     ---------------------------------------------------------------------------------------
   1. Shareholders' Equity             $439,617   $329,795     33.3%  $437,575        0.5%  $358,609   $351,924    $338,600
   2. Tier I Regulatory Capital         299,003    309,037     -3.2%   297,791        0.4%   327,070    321,700     295,076
   3. Total Regulatory Capital          342,967    350,834     -2.2%   342,146        0.2%   367,333    361,868     335,535

   4. Total Assets                    5,191,093  4,611,811     12.6% 5,192,111       -0.0% 4,737,268  4,636,071   4,424,816
   5. Risk-Adjusted Assets            3,307,055  2,979,145     11.0% 3,329,316       -0.7% 2,948,797  2,964,945   2,983,467

   6. Shareholders' Equity /               8.47%      7.15%               8.43%                 7.57%      7.59%       7.65%
         Total Assets
   7. Shareholders' Equity /              16.36%     14.22%              16.16%                15.59%     15.29%      14.58%
         Total Loans
   8. Tier I Capital /Total Assets         5.76%      6.70%               5.74%                 6.90%      6.94%       6.67%
   9. Tier I Capital  /                    9.04%     10.37%               8.94%                11.09%     10.85%       9.89%
         Risk-Adjusted Assets
   10.Total Capital /                     10.37%     11.78%              10.28%                12.46%     12.20%      11.25%
         Risk-Adjusted Assets
   11.Shares Outstanding                 32,593     31,784      2.5%    32,939       -1.1%    31,640     31,716      31,787
   12.Book Value Per Share ($)           $13.49     $10.38     30.0%    $13.28        1.5%    $11.33     $11.10      $10.65
   13.Market Value Per Share ($)          52.81      52.45      0.7%     51.77        2.0%     58.31      54.89       50.46

   14.Share Repurchase Programs
                                     (shares in thousands)
                                                            Q2'05 /              Q2'05 /                        6/30'05YTD/
                                        Q2'05      Q2'04     Q2'04     Q1'05      Q1'05   6/30'05YTD 6/30'04YTD  6/30'04YTD
                                     ---------------------------------------------------------------------------------------

   15.Total Shares Repurchased /            490        154    218.2%       373       31.4%       863        728        18.5%
         Canceled
   16.  Average Repurchase Price         $51.31     $49.17      4.4%    $54.59       -6.0%    $52.76     $49.73         6.1%
   17.Net Shares (Issued) Repurchased       346          3      n/m     (1,299)       n/m       (953)       503         n/m


WESTAMERICA BANCORPORATION           Public Information July 19, 2005

11.Period-End Balance Sheets.


                                     (dollars in thousands)
                                                           6/30/05 /            6/30/05 /
                                       6/30/05    6/30/04   6/30/04   3/31/05    3/31/05   12/31/04    9/30/04    3/31/04
                                     ---------------------------------------------------------------------------------------
   1. Assets:
   2.   Cash and Money Market Assets   $195,289   $186,056      5.0%  $168,881       15.6%  $126,687   $165,811    $167,183

   3.   Investment Securities           691,609  1,024,798    -32.5%   719,097       -3.8%   931,710    967,266   1,219,364
           Available For Sale
   4.   Investment Securities         1,349,555    960,522     40.5% 1,331,870        1.3% 1,260,832  1,080,392     586,171
           Held to Maturity

   5.   Loans, gross                  2,687,566  2,319,255     15.9% 2,708,052       -0.8% 2,300,230  2,301,991   2,322,881
   6.   Allowance For Loan Losses       (59,862)   (53,949)    11.0%   (59,859)       0.0%   (54,152)   (54,388)    (53,834)
                                     -----------------------        ------------          ----------------------------------
   7.   Loans, net                    2,627,704  2,265,306     16.0% 2,648,193       -0.8% 2,246,078  2,247,603   2,269,047
   8.                                -----------------------        ------------          ----------------------------------

   9.   Premises and Equipment           34,864     35,343     -1.4%    35,586       -2.0%    35,223     35,267      35,412
   10.  Identifiable Intangible Assets   28,297      3,166      n/m     29,389        n/m      2,894      3,030       3,302
   11.  Goodwill                        124,122     18,996      n/m    127,503        n/m     18,996     18,996      18,996
   12.  Interest Receivable and         139,653    117,624     18.7%   131,592        6.1%   114,848    117,706     125,341
           Other Assets              -----------------------        ------------          ----------------------------------
   13.Total Assets                   $5,191,093 $4,611,811     12.6%$5,192,111       -0.0%$4,737,268 $4,636,071  $4,424,816
                                     =======================        ============          ==================================

   14.Liabilities and Shareholders' Equity:
   15.  Deposits:
   16.    Noninterest Bearing        $1,377,680 $1,272,278      8.3%$1,371,819        0.4%$1,273,825 $1,323,446  $1,210,829
   17.    Interest-Bearing Transaction  614,246    569,575      7.8%   626,693       -2.0%   591,593    561,206     562,369
   18.    Savings                     1,114,631  1,072,701      3.9% 1,166,858       -4.5% 1,091,981  1,119,356   1,049,435
   19.    Time                          726,283    590,875     22.9%   773,473       -6.1%   626,220    641,798     624,543
                                     -----------------------        ------------          ----------------------------------
   20.  Total Deposits                3,832,840  3,505,429      9.3% 3,938,843       -2.7% 3,583,619  3,645,806   3,447,176
                                     -----------------------        ------------          ----------------------------------

   21.  Short-Term Borrowed Funds       828,280    712,553     16.2%   710,530       16.6%   735,423    578,285     491,704
   22.  FHLB Debt                             0          0      n/m          0        n/m          0          0      20,000
   23.  Debt Financing and               40,354     21,429     88.3%    40,391       -0.1%    21,429     21,429      21,429
   24.     Notes Payable
   25.  Liability For Interest,          50,002     42,605     17.4%    64,772      -22.8%    38,188     38,627     105,907
           Taxes and Other           -----------------------        ------------          ----------------------------------
   26.Total Liabilities               4,751,476  4,282,016     11.0% 4,754,536       -0.1% 4,378,659  4,284,147   4,086,216
                                     -----------------------        ------------          ----------------------------------

   27.Shareholders' Equity:
   28.  Paid-In Capital                $319,103   $224,042     42.4%  $319,438       -0.1%  $229,975   $224,489    $219,301
   29.  Unrealized Gain (Loss) on
          Investment Securities
   30.    Available For Sale              8,185     (1,416)     n/m      3,511      133.1%     9,638      8,185      21,213
   31.  Retained Earnings               112,329    107,169      4.8%   114,626       -2.0%   118,996    119,250      98,086
                                     -----------------------        ------------          -----------------------
   32.Total Shareholders' Equity        439,617    329,795     33.3%   437,575        0.5%   358,609    351,924     338,600
                                     -----------------------        ------------          ----------------------------------

   33.Total Liabilities and          $5,191,093 $4,611,811     12.6%$5,192,111       -0.0%$4,737,268 $4,636,071  $4,424,816
         Shareholders' Equity        =======================        ============          ==================================


WESTAMERICA BANCORPORATION           Public Information July 19, 2005

12.Income Statements.


                                     (dollars in thousands, except per-share amounts)
                                                            Q2'05 /              Q2'05 /                        6/30'05YTD/
                                        Q2'05      Q2'04     Q2'04     Q1'05      Q1'05   6/30'05YTD 6/30'04YTD  6/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income:
   2.   Loans                           $39,941    $33,403     19.6%   $34,933       14.3%   $74,874    $67,425        11.0%
   3.   Money Market Assets and               1          0      n/m          0        n/m          1          1         n/m
           Funds Sold
   4.   Investment Securities             8,073     11,679    -30.9%     9,469      -14.7%    17,543     26,928       -34.9%
           Available For Sale
   5.   Investment Securities            13,441      8,189     64.1%    12,901        4.2%    26,341     13,328        97.6%
           Held to Maturity          -----------------------        ------------          -----------------------
   6. Total Interest Income              61,456     53,271     15.4%    57,303        7.2%   118,759    107,682        10.3%
                                     -----------------------        ------------          -----------------------

   7. Interest Expense:
   8.   Transaction Deposits                340        124    174.2%       263       29.3%       602        236       155.1%
   9.   Savings Deposits                    970        992     -2.2%       863       12.4%     1,834      2,102       -12.7%
   10.  Time Deposits                     4,144      1,878    120.7%     3,231       28.3%     7,375      3,808        93.7%
   11.  Short-Term Borrowed Funds         4,655      1,285    262.3%     3,570       30.4%     8,224      2,416       240.4%
   12.   Federal Home Loan Bank               0          2      n/m          0        n/m          0        897      -100.0%
            Advances
   13.  Debt Financing and                  637        316    101.6%       430       48.1%     1,067        652        63.7%
            Notes Payable            -----------------------        ------------          -----------------------
   14.Total Interest Expense             10,746      4,597    133.8%     8,357       28.6%    19,102     10,111        88.9%
                                     -----------------------        ------------          -----------------------

   15.Net Interest Income                50,710     48,674      4.2%    48,946        3.6%    99,657     97,571         2.1%
                                     -----------------------        ------------          -----------------------

   16.Provision for Loan Losses             300        750    -60.0%       300        0.0%       600      1,500       -60.0%
                                     -----------------------        ------------          -----------------------

   17.Noninterest Income:
   18.  Service Charges on                7,542      7,360      2.5%     6,927        8.9%    14,469     14,228         1.7%
           Deposit Accounts
   19.  Merchant Credit Card              2,417        909    165.9%     1,298       86.2%     3,715      1,735       114.1%
   20.  Financial Services                  339        360     -5.8%       279       21.5%       619        547        13.2%
           Commissions
   21.  Mortgage Banking                     67        131    -48.9%       100      -33.0%       168        263       -36.1%
   22.  Trust Fees                          309        258     19.8%       273       13.2%       583        508        14.8%
   23.  Securities Gains (Losses)             0        395      n/m     (4,903)       n/m     (4,903)     2,183         n/m
   24.  Loss on Extinguishment                0       (390)     n/m          0        n/m          0     (2,204)        n/m
            of Debt
   25.  Other                             4,805      2,638     82.1%     3,221       49.2%     8,023      5,266        52.4%
                                     -----------------------        ------------          -----------------------
   26.Total Noninterest Income           15,479     11,661     32.7%     7,195      115.1%    22,674     22,526         0.7%
                                     -----------------------        ------------          -----------------------

   27.Noninterest Expense:
   28.  Salaries and Related Benefits    13,624     13,332      2.2%    13,160        3.5%    26,784     26,858        -0.3%
   29.  Occupancy                         3,230      2,944      9.7%     2,952        9.4%     6,181      5,892         4.9%
   30.  Equipment                         1,313      1,273      3.1%     1,230        6.7%     2,544      2,435         4.5%
   31.  Data Processing                   1,539      1,521      1.2%     1,548       -0.6%     3,087      3,038         1.6%
   32.  Professional Fees                   604        511     18.2%       720      -16.1%     1,324        921        43.8%
   33.  Other                             6,447      5,409     19.2%     5,530       16.6%    11,978     10,838        10.5%
                                     -----------------------        ------------          -----------------------
   34.Total Noninterest Expense          26,757     24,990      7.1%    25,140        6.4%    51,898     49,982         3.8%
                                     -----------------------        ------------          -----------------------

   35.Income Before Income Taxes         39,132     34,595     13.1%    30,701       27.5%    69,833     68,615         1.8%
   36.Provision for Income Taxes         11,218      9,951     12.7%     7,968       40.8%    19,185     19,657        -2.4%
                                     -----------------------        ------------          -----------------------
   37.Net Income                        $27,914    $24,644     13.3%   $22,733       22.8%   $50,648    $48,958         3.5%
                                     =======================        ============          =======================

   38.Average Shares Outstanding         32,759     31,760      3.1%    32,022        2.3%    32,393     31,906         1.5%
   39.Diluted Average Shares             33,364     32,343      3.2%    32,680        2.1%    33,024     32,502         1.6%
         Outstanding

   40.Per Share Data:
   41.  Basic Earnings                    $0.85      $0.78      9.8%     $0.71       20.0%     $1.56      $1.53         1.9%
   42.  Diluted Earnings                   0.84       0.76      9.8%      0.70       20.3%      1.53       1.51         1.8%
   43.  Dividends Paid                     0.30       0.28      7.1%      0.30        0.0%      0.60       0.54        11.1%
